Rule 497(e)
Registration No. 333-71424
1940 Act File No. 811-10531

NICHOLAS FAMILY OF FUNDS, INC. – NICHOLAS LIBERTY FUND

Supplement Dated January 5, 2007 To the Prospectus Dated April 30, 2006

This Supplement updates certain information contained in the above-referenced Prospectus and Statement of Additional Information of Nicholas Family of Funds, Inc. – Nicholas Liberty Fund (the "Fund").

Effective January 2, 2007, the Fund’s adviser, Nicholas Company, Inc. (the "Adviser"), has agreed to voluntarily absorb certain Fund expenses in excess of 1.00% of the Fund's average net assets on an annual basis.

Effective January 2, 2007:

1. The following information replaces the fifth paragraph on page ten of the Fund's Prospectus, dated April 30, 2006, under the section captioned "THE FUND'S INVESTMENT ADVISER:"

The Adviser has agreed to voluntarily absorb certain Fund expenses in excess of 1.00% of the average net assets on an annual basis beginning January 2, 2007. In the absence of such absorption by the Adviser, the Fund's total return would be lower.

2. The following information replaces the second paragraph on page 15 of the Fund's Statement of Additional Information, dated April 30, 2006, under the section captioned "THE FUND'S INVESTMENT ADVISER:"

Historically, the Adviser has absorbed certain Fund operating expenses (excluding the Fund management fee) in excess of 0.20% of the average net assets on an annual basis. The Adviser voluntarily agreed to absorb certain Fund expenses in excess of 1.00% of the Fund's average net assets on an annual basis as of January 2, 2007. This voluntary undertaking may or may not extend, in the Adviser's discretion, to Fund management fees, non-interested directors fees and expenses, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, which could otherwise cause the Fund's operating expenses to exceed 1.00% of the average net assets on an annual basis. The Adviser, in its discretion, may elect not to waive fees or reimburse expenses in excess of the management fees earned under the Investment Advisory Agreement. In addition, the Adviser may modify or terminate this voluntary undertaking at any time without notice to shareholders.

As a result of the Adviser's undertaking, the Fund's total return will be higher than if all expenses were paid by the Fund. As of December 31, 2005, total net assets of the Fund were $8,359,617. During the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid the Adviser an aggregate of $48,990 (after absorption by the Adviser of $99,590), $42,967 (after absorption of $57,217) and $51,460 (after absorption of $30,960), respectively, in fees.